SilverPepper Merger Arbitrage Fund

Advisor Class: SPABX

Institutional Class Shares: SPAIX

A series of Investment Managers Series Trust

Supplement dated November 15, 2021, to the

Summary Prospectus dated November 1, 2021.

The “Average Annual Total Returns” table on page 7 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns for Period Ended December 31, 2020	One Year	Five Years	Since Inception October 31, 2013
Institutional Class Return Before Taxes	(5.66)%	1.15%	2.45%
Institutional Class Return After Taxes on Distributions*	(5.66)%	0.63%	1.76%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares*	(3.35)%	0.70%	1.62%
Advisor Class Return Before Taxes	(5.93)%	0.91%	2.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.46%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns shown depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class shares.

Please file this Supplement with your records.